UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2013

FIRST FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-17122	57-0866076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2440 Mall Drive, Charleston, South Carolina  29406

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (843) 529-5933

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On February 20, 2013, First Financial Holdings, Inc. (the “Company”) and SCBT Financial Corporation (“SCBT”) announced that they had entered into a definitive agreement, dated as of February 19, 2013, pursuant to which the Company and SCBT will merge.  A copy of the press release containing such announcement is attached hereto as Exhibit 99.1.  In addition, the Company will be providing supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors.  The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2.

Item 9.01.             Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of SCBT Financial Corporation and First Financial Holdings, Inc., dated February 20, 2013

99.2	Investor Presentation, dated February 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.
(Registrant)

Date: February 20, 2013	By:	/s/ Robert L. Davis
Robert L. Davis
Executive Vice President and
Corporate Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of SCBT Financial Corporation and First Financial Holdings, Inc., dated February 20, 2013

99.2	Investor Presentation, February 20, 2013